UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2025

Commission File Number of depositor: 333-264933-01
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-264933
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact Name of Issuing Entity as Specified in Its Charter)

(Issuer of the Notes)

Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact Name of Sponsor as Specified in Its Charter)

Delaware	45-5441359
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

125 S. West Street, 6th Floor, Wilmington, DE 19801 (302) 255-7869
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Barclays Bank Delaware (“BBD”) and Barclays Dryrock Funding LLC (the “Depositor”) entered into an Underwriting Agreement, dated September 16, 2025 (the “Underwriting Agreement”), among Barclays Capital Inc., for itself and as a representative of the several underwriters named therein, BBD and the Depositor, relating to the Class A Series 2025-1 Fixed Rate Asset Backed Notes (the “Offered Notes”) to be issued by Barclays Dryrock Issuance Trust (the “Issuer”) and described in the Prospectus dated September 16, 2025. Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor agreed to sell to the underwriters identified therein, and each of such underwriters has severally agreed to purchase, the principal amount of Offered Notes set forth opposite its name in Schedule A to the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Form 8-K as Exhibit 1.1.

Item 8.01.	Other Events.

In order to facilitate the issuance of the Offered Notes (and certain other notes to be retained by the Depositor), the Depositor will cause the Issuer to enter into a Series 2025-1 Indenture Supplement (the “Indenture Supplement”), to be dated on or about September 23, 2025, by and between the Issuer and U.S. Bank Trust Company, National Association, in its capacities as indenture trustee (in such capacity, the “Indenture Trustee”) and as securities intermediary, pursuant to the Amended and Restated Indenture (as amended), by and between the Issuer and the Indenture Trustee, dated as of August 12, 2012, as amended and restated as of December 17, 2013. A copy of the form of Indenture Supplement that the Issuer intends to execute is filed with this Form 8-K as Exhibit 4.1.

In connection with the issuance of the Offered Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. Such certifications are being filed with this Form 8-K as Exhibit 36.1 in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

The registrant is also filing with this Form 8-K Exhibits 5.1 and 8.1 in connection with the issuance of the Offered Notes.

Item 9.01.	Financial Statements and Exhibits

(a)       Not applicable

(b)       Not applicable

(c)       Not applicable

(d)       Exhibits: The following are filed as Exhibits to this Report:

Exhibit Number	Description
1.1	Series 2025-1 Underwriting Agreement, dated as of September 16, 2025.
4.1	Form of Series 2025-1 Indenture Supplement, to be dated on or about September 23, 2025.
5.1	Opinion of Mayer Brown LLP with respect to legality of the Offered Notes, dated September 17, 2025.
8.1	Opinion of Mayer Brown LLP with respect to tax matters of the Offered Notes, dated September 17, 2025.
36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities, dated September 16, 2025 with respect to the Offered Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC,
as depositor of Barclays Dryrock Issuance Trust

By: /s/ James Zucco
Name: James Zucco
Title: Treasurer

September 17, 2025